                                                                     EXHIBIT 4.1

 COMMON STOCK                       [CALDERA LOGO]                 COMMON STOCK

                                     CALDERA
                                  International

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                             CALDERA INTERNATIONAL, INC.

That Certifies that                                          CUSIP
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

is the owner of


fully paid and non-assessable shares of common stock of the par value of one hundredth of one cent ($0.001) per share of Caldera International, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.


Witness the facsimile signatures of its duly authorized officers.


Dated


/s/ ALAN HANSEN                              /s/ RANSOM H. LOVE
------------------------------               ------------------------------
          SECRETARY                                     PRESIDENT
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                          CALDERA INTERNATIONAL, INC.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




            TEN COM-    as tenants in common            UNIF GIFT MIN ACT-______________ Custodian_______________
                                                                              (Cust)                  (Minor)
            TEN ENT-    as tenants by the entireties
                                                                          under Uniform Gifts to Minors
             JT TEN-    as joint tenants with
                        right of survivorship and                         Act____________________________________
                        not as tenants in common                                      (State)

                                                        UNIF TRF MIN ACT-_____________ Custodian (until age_____)
                                                                            (Cust)

                                                                         _______under Uniform Transfers to Minors
                                                                         (Minor)

                                                                         Act_____________________________________
                                                                                        (State)


    Additional abbreviations may also be used though not in the above list.

        For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_____________________________________________________________________Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_____________________________

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                                        X_______________________________________
                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE, IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:_________________________________
                      THE SIGNATURE(S) MUST BE
                      GUARANTEED BY AN ELIGIBLE
                      GUARANTOR INSTITUTION (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN
                      ASSOCIATIONS AND CREDIT UNIONS
                      WITH MEMBERSHIP IN AN APPROVED
                      SIGNATURE GUARANTEE MEDALLION
                      PROGRAM) PURSUANT TO S.E.C. RULE
                      17Ad-15.